Post balance sheet events	12 Months Ended
Dec. 31, 2020
Post balance sheet events
Post balance sheet events

33 Post balance sheet events

NatWest Group has announced a phased withdrawal from the Republic of Ireland and has entered into a non-binding Memorandum of Understanding (‘MOU’) with Allied Irish Banks, p.l.c. for the sale of a c.€4bn portfolio of performing commercial loans. The potential sale contemplated by the MoU remains subject to due diligence, further negotiation and agreement of final terms and definitive documentation, as well as obtaining regulatory and other approvals and satisfying other conditions. The proposed sale may not be concluded on the terms contemplated in the MoU, or at all. No estimate of any financial effect of the potential transaction can be made at the date of approval of these accounts.

On 18 February 2021, NatWest Group reached final agreement with the Official Receiver in relation to a portfolio of historical PPI claims. NatWest Group carried adequate provision for this outcome and there is no further charge/release as a result.

Other than as disclosed in the accounts, there have been no other significant events between 31 December 2020 and the date of approval of these accounts which would require a change or additional disclosure.